                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 16, 2003

                           IDINE REWARDS NETWORK INC.
                 (Exact Name of Registrant Specified in Charter)

   Delaware                      001-13806                     84-6028875
(State or Other               (Commission File              (I.R.S. Employer
Jurisdiction of                   Number)                  Identification No.)
Incorporation)

   2 North Riverside Plaza, Suite 950
            Chicago, Illinois                                            60606
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (312) 521-6767

                            11900 Biscayne Boulevard
                           North Miami, Florida 33181
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure."

On October 16, 2003, iDine Rewards Network Inc., a Delaware corporation ("iDine"), issued a press release, a copy of which is attached hereto as Exhibit 99.1, regarding the completion of a convertible subordinated debt offering by iDine under Rule 144A of the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    Exhibit No.         Description of Exhibit

        99.1 Press release issued by iDine Rewards Network Inc., dated October 16, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IDINE REWARDS NETWORK INC.

                                   By:  /s/ Kenneth R. Posner
                                        ----------------------------------------
                                        Kenneth R. Posner
                                        Senior Vice President,
                                        Finance and Administration

Dated:  October 16, 2003

                                  EXHIBIT INDEX

      Exhibit No.         Description of Exhibit
      -----------         ----------------------
          99.1            Press release issued by iDine Rewards Network Inc.,
                          dated October 16, 2003.